SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549
                             __________________________

                                     FORM 8-K
                                  CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):                June 15, 2001

                            CITIBANK (SOUTH DAKOTA), N.A.
                                      ON BEHALF OF
                         CITIBANK CREDIT CARD MASTER TRUST I
          (Issuer in respect of the Citibank Credit Card Master Trust I)


       5.95% Class A Credit Card Participation Certificates, Series 1993-2 6.15% Class B Credit Card Participation Certificates, Series 1993-2 7.25% Class A Credit Card Participation Certificates, Series 1994-2 7.50% Class B Credit Card Participation Certificates, Series 1994-2 8.25% Class A Credit Card Participation Certificates, Series 1994-4 8.25% Class A Credit Card Participation Certificates, Series 1995-1 8.45% Class B Credit Card Participation Certificates, Series 1995-1 6.55% Class A Credit Card Participation Certificates, Series 1995-9 6.65% Class B Credit Card Participation Certificates, Series 1995-9
   Floating Rate Class A Credit Card Participation Certificates, Series 1996-5 Floating Rate Class B Credit Card Participation Certificates, Series 1996-5 Floating Rate Class A Credit Card Participation Certificates, Series 1996-6 Floating Rate Class B Credit Card Participation Certificates, Series 1996-6
       6.55% Class A Credit Card Participation Certificates, Series 1997-2 6.70% Class B Credit Card Participation Certificates, Series 1997-2
   Floating Rate Class A Credit Card Participation Certificates, Series 1997-4 Floating Rate Class B Credit Card Participation Certificates, Series 1997-4
    Zero Coupon Class A Credit Card Participation Certificates, Series 1997-6 Zero Coupon Class B Credit Card Participation Certificates, Series 1997-6
       6.05% Class A Credit Card Participation Certificates, Series 1998-2 6.20% Class B Credit Card Participation Certificates, Series 1998-2 5.80% Class A Credit Card Participation Certificates, Series 1998-3 5.95% Class B Credit Card Participation Certificates, Series 1998-3 5.30% Class A Credit Card Participation Certificates, Series 1998-9 5.55% Class B Credit Card Participation Certificates, Series 1998-9 5.50% Class A Credit Card Participation Certificates, Series 1999-1
       5.75% Class B Credit Card Participation Certificates, Series 1999-1
      5.875% Class A Credit Card Participation Certificates, Series 1999-2
       6.15% Class B Credit Card Participation Certificates, Series 1999-2
   Floating Rate Class A Credit Card Participation Certificates, Series 1999-3 Floating Rate Class B Credit Card Participation Certificates, Series 1999-3
       6.10% Class A Credit Card Participation Certificates, Series 1999-5 6.30% Class B Credit Card Participation Certificates, Series 1999-5 6.65% Class A Credit Card Participation Certificates, Series 1999-7 6.90% Class B Credit Card Participation Certificates, Series 1999-7

                      (collectively, the Certificates)


               (Exact name of registrant as specified in charter)

                       UNITED STATES OF AMERICA
                (State or other jurisdiction of incorporation)
                                46-0358360
                (I.R.S. Employer Identification No.)


           33-41055, 33-43576, 33-62180, 33-77802, 33-84834, 33-97664,
                             33-99328 and 333-38803
                              (Commission File No.)


                            701 EAST 60TH ST., NORTH
                         SIOUX FALLS, SOUTH DAKOTA 57117
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (605) 331-2626

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)





                                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CITIBANK (SOUTH DAKOTA), N.A.,
                                  as Servicer
                      Citibank Credit Card Master Trust I



                            By: /s/ Douglas Morrison
                  --------------------------------------------
                                Douglas Morrison
                            Chief Financial Officer

Dated:           June 15                           , 2001
                 ---------------------------------







                          CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                      CITIBANK CREDIT CARD MASTER TRUST I
                    For the Due Period Ending May 25, 2001
==============================================================================

This Certificate relates to the Due Period ending May 25, 2001 and the related Distribution Date.

A.   Information Regarding the portfolio
     -------------------------------------------------

1. Portfolio Yield For Group 1 ............................            10.90%
   Portfolio Yield For Group 2 ............................            11.00%
       Yield Component For Group 1 ........................            16.92%
       Yield Component For Group 2 ........................            17.02%
       Credit Loss Component  .............................             6.02%

2. New Purchase Rate  .....................................            21.16%

3. Total Payment Rate  ....................................            20.59%

4. Principal Payment  Rate  ................................           19.66%

5. Aggregate Amount of Principal Receivables in the Trust :

     Beginning of Due Period  ............................  $  52,462,952,680

     Average  ............................................  $  52,213,389,298

     Lump Sum Addition  ..................................  $               0

     End of Due Period  ..................................  $  52,420,206,628

6. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  48,626,545,793
         5-34 days delinquent  ...........................  $   2,509,820,225
        35-64 days delinquent  ...........................  $     727,055,248
        65-94 days delinquent  ...........................  $     454,467,709
       95-124 days delinquent  ...........................  $     352,469,373
      125-154 days delinquent  ...........................  $     283,581,079
      155-184 days delinquent  ...........................  $     234,210,586

      Current  ...........................................             91.42%
         5-34 days delinquent  ...........................              4.72%
        35-64 days delinquent  ...........................              1.37%
        65-94 days delinquent  ...........................              0.85%
       95-124 days delinquent  ...........................              0.66%
      125-154 days delinquent  ...........................              0.53%
      155-184 days delinquent  ...........................              0.45%

                                      Page 1
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                    CITIBANK CREDIT CARD MASTER TRUST I - GROUP 1
                    For the Due Period Ending May 25, 2001
==============================================================================

                                        Current Due        Current Due
                                        Period on an       Period on a
                                        Actual Basis (1)   Standard Basis (1)
B. Information Regarding Group 1
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                              10.90%             10.90%
  2. Weighted Average Certificate Rate             5.87%              5.87%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                       0.37%              0.37%
         Others                                    0.13%              0.13%
  4. Surplus Finance Charge Collections            4.53%              4.53%
  5. Required Surplus Finance Charge Amount        0.00%              0.00%
  6. Aggregate Surplus Finance Charge Amount       4.53%              4.53%
     minus Required Surplus Finance Charge Amount

C. Information Regarding Group 1
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                 $ 4,707,498,019 $ 4,707,498,019
         Principal Collections                  $ 4,396,977,161 $ 4,396,977,161
         Finance Charge Collections             $   310,520,858 $   310,520,858
  2. Investor Default Amount                    $   110,803,263 $   110,803,263
  3. Investor Monthly Interest                  $   110,558,485 $   110,558,485
  4. Investor Monthly Fees
         Fixed Servicing Fees                   $     6,894,792 $     6,894,792
         Others                                 $     2,264,137 $     2,264,137
  5. Surplus Finance Charge Collections         $    80,000,181 $    80,000,181
  6. Required Surplus Finance Charge Collections$             0 $             0
  7. Aggregate Surplus Finance Charge Amount $ 80,000,181 $ 80,000,181 minus Required Surplus Finance Charge Amount

(1) Values for Current Due Period on an Actual Basis reflect, in the case of a first due period close of a series, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first distribution date. Values for Current Due Period on a Standard Basis reflect activity for the entire current period, as if all series had already been outstanding prior to the first day of such period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day count appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from April 26, 2001 to May 25, 2001, 30 days, or May 4, 2001 to June 5, 2001, 33 days (standard basis).


                                      Page 2
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                    CITIBANK CREDIT CARD MASTER TRUST I - GROUP 2
                    For the Due Period Ending May 25, 2001
==============================================================================

                                        Current Due        Current Due
                                        Period on an       Period on a
                                        Actual Basis (1)   Standard Basis (1)
B. Information Regarding Group 2
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                              11.00%             10.97%
  2. Weighted Average Note Rate                    4.65%              4.70%
  3. Weighted Average Investor Fee Rates
         Fixed Servicing Fee                       0.36%              0.37%
         Others                                    0.01%              0.01%
  4. Surplus Finance Charge Collections            5.98%              5.89%
  5. Surplus Finance Charge Collections For
     Purposes of Funding Class C Reserve Account   5.63%              5.55%
  6. Required Surplus Finance Charge Amount        0.00%              0.00%
  7. Aggregate Surplus Finance Charge Amount       5.98%              5.89%
     minus Required Surplus Finance Charge Amount

C. Information Regarding Group 2
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                 $ 4,424,502,621 $ 4,423,919,288
         Principal Collections                  $ 4,130,986,309 $ 4,130,986,309
         Finance Charge Collections             $   293,516,312 $   292,932,979
  2. Investor Default Amount                    $   103,934,721 $   103,934,721
  3. Investor Monthly Interest                  $    81,380,612 $    82,211,862
  4. Investor Monthly Fees
         Fixed Servicing Fees                   $     6,333,809 $     6,477,698
         Others                                 $       166,625 $       166,625
  5. Surplus Finance Charge Collections         $   101,700,545 $   100,142,073
  6. Required Surplus Finance Charge Collections$             0 $             0
  7. Aggregate Surplus Finance Charge Amount $ 101,700,545 $ 100,142,073 minus Required Surplus Finance Charge Amount

(1) Values for Current Due Period on an Actual Basis reflect, in the case of a first due period close of a tranche of Notes, activity from the close date until the first due period end, or, as in the case of Investor Monthly Interest and certain fees, until the first Monthly Interest date. Values for Current Due Period on a Standard Basis reflect activity for the entire current period, as if all Notes had already been outstanding prior to the first day of such period.

     All percents are based on actual cash revenue or expense for the period, converted to an annualized percent using day count appropriate for the item, either 30/360, actual/360, or actual/actual. Depending on the item, cash expenses may accrue from April 26, 2001 to May 25, 2001, 30 days, or May 4, 2001 to June 5, 2001, 33 days (standard basis).
                                      Page 3
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1993-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,718,750

  2b.  Class B Monthly Interest ..............................$      246,000

  3a.  Balance in the Class A Interest Funding Account  ......$   11,156,250

  3b   Balance in the Class B Interest Funding Account  ......$      738,000

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 4
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending May 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 5
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1993-2
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1993-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on June 7 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7 day of June 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 6
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1994-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  940,000,000

  1b.  Class B Invested Amount         .......................$   60,000,000

  2a.  Class A Monthly Interest ..............................$    5,679,167

  2b.  Class B Monthly Interest ..............................$      375,000

  3a.  Balance in the Class A Interest Funding Account  ......$   11,358,333

  3b   Balance in the Class B Interest Funding Account  ......$      750,000

  4a.  Available Cash Collateral Amount  .....................$   70,000,000

  4b.  Percent of Class B Invested Amount          ...........       116.67%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 7
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending May 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 8
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-2
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on June 7 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7 day of June 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 9
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1994-4
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    5,156,250

  2b.  Class B Monthly Interest ..............................$      195,610

  3a.  Balance in the Class A Interest Funding Account  ......$    5,156,250

  3b   Balance in the Class B Interest Funding Account  ......$      195,610

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 10
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending May 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$      195,610

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$      195,610

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 11
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1994-4
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on June 7 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7 day of June 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 12
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-1
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  625,000,000

  1b.  Class B Invested Amount         .......................$   40,000,000

  2a.  Class A Monthly Interest ..............................$    4,296,875

  2b.  Class B Monthly Interest ..............................$      281,667

  3a.  Balance in the Class A Interest Funding Account  ......$   21,484,375

  3b   Balance in the Class B Interest Funding Account  ......$    1,408,333

  4a.  Available Cash Collateral Amount  .....................$   46,550,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 13
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending May 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 14
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-1
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on June 7 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7 day of June 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 15
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1995-9
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  500,000,000

  1b.  Class B Invested Amount         .......................$   32,000,000

  2a.  Class A Monthly Interest ..............................$    2,729,167

  2b.  Class B Monthly Interest ..............................$      177,333

  3a.  Balance in the Class A Interest Funding Account  ......$    5,458,333

  3b   Balance in the Class B Interest Funding Account  ......$      354,667

  4a.  Available Cash Collateral Amount  .....................$   37,240,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 16
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending May 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 17
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1995-9
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on June 7 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7 day of June 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 18
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-5
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1996-5
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    4,293,188

  2b.  Class B Monthly Interest ..............................$      281,480

  3a.  Balance in the Class A Interest Funding Account  ......$   12,879,563

  3b   Balance in the Class B Interest Funding Account  ......$      844,440

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 19
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-5
                    For the Due Period Ending May 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$   12,879,563

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$      844,440

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$   12,879,563

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$      844,440

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 20
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-5
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on June 15, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7 day of June 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 21
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-6
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1996-6
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  940,000,000

  1b.  Class B Invested Amount         .......................$   60,000,000

  2a.  Class A Monthly Interest ..............................$    5,071,927

  2b.  Class B Monthly Interest ..............................$      333,865

  3a.  Balance in the Class A Interest Funding Account  ......$   15,215,780

  3b   Balance in the Class B Interest Funding Account  ......$    1,001,595

  4a.  Available Cash Collateral Amount  .....................$   70,000,000

  4b.  Percent of Class B Invested Amount          ...........       116.67%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 22
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-6
                    For the Due Period Ending May 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$   15,215,780

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$    1,001,595

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$   15,215,780

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$    1,001,595

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 23
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1996-6
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on June 11, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7 day of June 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 24
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    4,093,750

  2b.  Class B Monthly Interest ..............................$      268,000

  3a.  Balance in the Class A Interest Funding Account  ......$   16,375,000

  3b   Balance in the Class B Interest Funding Account  ......$    1,072,000

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 25
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending May 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 26
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-2
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on June 15, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7 day of June 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 27
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-4
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    4,254,000

  2b.  Class B Monthly Interest ..............................$      279,356

  3a.  Balance in the Class A Interest Funding Account  ......$   12,762,000

  3b   Balance in the Class B Interest Funding Account  ......$      838,068

  4a.  Available Cash Collateral Amount  .....................$   55,860,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 28
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending May 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$   12,762,000

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$      838,068

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$   12,762,000

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$      838,068

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 29
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-4
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-4 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on June 11, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7 day of June 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 30
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1997-6
   -----------------------------------

  1a.  Class A Accreted Invested Amount.......................$  814,535,751

  1b.  Class B Accreted Invested Amount.......................$   51,884,501

  2a.  Class A Monthly Accretion..............................$    4,292,004

  2b.  Class B Monthly Accretion..............................$      279,709

  3a.  Balance in the Class A Interest Funding Account  ......$            0

  3b   Balance in the Class B Interest Funding Account  ......$            0

  4a.  Available Cash Collateral Amount  .....................$   60,716,560

  4b.  Percent of Class B Accreted Invested Amount ...........       117.02%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 31
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending May 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 32
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1997-6
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-6 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on June 15, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7 day of June 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 33
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  500,000,000

  1b.  Class B Invested Amount         .......................$   32,000,000

  2a.  Class A Monthly Interest ..............................$    2,520,833

  2b.  Class B Monthly Interest ..............................$      165,333

  3a.  Balance in the Class A Interest Funding Account  ......$   12,604,167

  3b   Balance in the Class B Interest Funding Account  ......$      826,667

  4a.  Available Cash Collateral Amount  .....................$   37,240,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 34
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending May 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 35
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-2
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on June 15, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7 day of June 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 36
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-3
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  625,000,000

  1b.  Class B Invested Amount         .......................$   40,000,000

  2a.  Class A Monthly Interest ..............................$    3,020,833

  2b.  Class B Monthly Interest ..............................$      198,333

  3a.  Balance in the Class A Interest Funding Account  ......$   12,083,333

  3b   Balance in the Class B Interest Funding Account  ......$      793,333

  4a.  Available Cash Collateral Amount  .....................$   46,550,000

  4b.  Percent of Class B Invested Amount          ...........       116.38%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 37
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending May 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 38
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-3
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on June 7 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7 day of June 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 39
                           CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-9
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1998-9
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,312,500

  2b.  Class B Monthly Interest ..............................$      222,000

  3a.  Balance in the Class A Interest Funding Account  ......$   16,562,500

  3b   Balance in the Class B Interest Funding Account  ......$    1,110,000

  4a.  Available Cash Collateral Amount  .....................$   47,880,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 40
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-9
                    For the Due Period Ending May 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 41
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1998-9
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1998-9 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on June 7 , 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7 day of June 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 42
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-1
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-1
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,437,500

  2b.  Class B Monthly Interest ..............................$      230,000

  3a.  Balance in the Class A Interest Funding Account  ......$   13,750,000

  3b   Balance in the Class B Interest Funding Account  ......$      920,000

  4a.  Available Cash Collateral Amount  .....................$   47,880,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 43
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-1
                    For the Due Period Ending May 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 44
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-1
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-1 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on June 15, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7 day of June 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 45
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-2
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,671,875

  2b.  Class B Monthly Interest ..............................$      246,000

  3a.  Balance in the Class A Interest Funding Account  ......$   11,015,625

  3b   Balance in the Class B Interest Funding Account  ......$      738,000

  4a.  Available Cash Collateral Amount  .....................$   47,880,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 46
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending May 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 47
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-2
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-2 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on June 11, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7 day of June 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 48
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-3
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-3
   -----------------------------------

  1a.  Class A Invested Amount         .......................$1,250,000,000

  1b.  Class B Invested Amount         .......................$   80,000,000

  2a.  Class A Monthly Interest ..............................$    5,493,620

  2b.  Class B Monthly Interest ..............................$      365,369

  3a.  Balance in the Class A Interest Funding Account  ......$   16,303,646

  3b   Balance in the Class B Interest Funding Account  ......$    1,084,322

  4a.  Available Cash Collateral Amount  .....................$   79,800,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 49
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-3
                    For the Due Period Ending May 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$   16,303,646

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$    1,084,322

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$   16,303,646

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$    1,084,322

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 50
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-3
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-3 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on June 15, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7 day of June 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 51
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-5
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-5
   -----------------------------------

  1a.  Class A Invested Amount         .......................$  750,000,000

  1b.  Class B Invested Amount         .......................$   48,000,000

  2a.  Class A Monthly Interest ..............................$    3,812,500

  2b.  Class B Monthly Interest ..............................$      252,000

  3a.  Balance in the Class A Interest Funding Account  ......$    3,812,500

  3b   Balance in the Class B Interest Funding Account  ......$      252,000

  4a.  Available Cash Collateral Amount  .....................$   47,880,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 52
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-5
                    For the Due Period Ending May 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 53
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-5
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-5 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on June 15, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7 day of June 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 54
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-7
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify the information set forth below. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

D. Information Regarding Series 1999-7
   -----------------------------------

  1a.  Class A Invested Amount         .......................$1,000,000,000

  1b.  Class B Invested Amount         .......................$   64,000,000

  2a.  Class A Monthly Interest ..............................$    5,541,667

  2b.  Class B Monthly Interest ..............................$      368,000

  3a.  Balance in the Class A Interest Funding Account  ......$    5,541,667

  3b   Balance in the Class B Interest Funding Account  ......$      368,000

  4a.  Available Cash Collateral Amount  .....................$   63,840,000

  4b.  Percent of Class B Invested Amount          ...........        99.75%

  5a.  Class A Investor Charge-offs  .........................$            0

  5b.  Class B Investor Charge-offs  .........................$            0

  6.   Required Amount  ......................................$            0

  7.   Draw on Cash Collateral Account  ......................$            0

  8a.  Class A Monthly Principal for the Distribution Date (2)$            0

  8b.  Class B Monthly Principal for the Distribution Date (2)$            0

  9a.  Balance in the Class A Principal Funding Account  .....$            0

  9b.  Balance in the Class B Principal Funding Account  .....$            0

       -------------------------------------------------------
       (2) Applicable during the Accumulation Period and any
           Early Amortization Period.
                                      Page 55
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-7
                    For the Due Period Ending May 25, 2001
==============================================================================

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
   -------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date   .................$            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date   .................$            0

   2a. The amount of the distribution set forth in item 1(a) above
       in respect of principal on the Class A Certificates   ....$            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect of principal on the Class B Certificates   ....$            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates  ......$            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates  ......$            0

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date  .............................$            0

       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.















                                      Page 56
                         CITIBANK (SOUTH DAKOTA), N.A.
                    CITIBANK (NEVADA), NATIONAL ASSOCIATION
==============================================================================
                 Citibank Credit Card Master Trust I, Series 1999-7
                    For the Due Period Ending May 25, 2001
==============================================================================

     The undersigned, a duly authorized representative of Citibank (South Dakota), N.A., as Servicer ("Citibank (South Dakota)"), pursuant to the Pooling and Servicing Agreement dated as of May 29, 1991, (as amended and supplemented, the "Agreement"), as supplemented by the Series 1999-7 Supplement (as amended and supplemented, the "Series Supplement"), among Citibank (South Dakota), Seller and Servicer, Citibank (Nevada), National Association, Seller, and Bankers Trust Company (as successor to Yasuda Bank and Trust Company (U.S.A)), as Trustee, does hereby certify as follows:

           1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Citibank (South Dakota) is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on June 15, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been place on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7 day of June 2001


                                CITIBANK (SOUTH DAKOTA), N.A.
                                Servicer,


                                By:     /s/ Susan Sexton
                                   __________________________________________
                                        Name:    Susan Sexton
                                        Title:   Servicing Officer
                                      Page 57